UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                       ----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): March 31, 2005

                          MEDISCIENCE TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)

        NEW JERSEY                   0-7405                      22-1937826
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)


1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey            08003
       (Address of principal executive offices)                     (Zip Code)

(Registrant's telephone number, including area code): (856) 428-7952

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item Section 1   Registrants Business and Operations

Item  1.01. Entry into a material definitive agreement

April 1, 2005--Registrant Mediscience Corp. (OTCBB: MDSC), has engaged The Investor Relations Group, Inc. (IRG), based in New York City, to serve as its financial relations and corporate communications agency of record. The text of this agreement is filed as Exhibit 99.1 hereto.

A copy of the Company's Press Release issued to announce the entering into the aforementioned agreement is filed as Exhibit 99.2 hereto.

(Submitted in full compliance with sections 8-K 1.01 and 2.01 re: "materiality" as applicable and in fulfillment of SEC Section 6, 6.01 Regulation (FD) Full Disclosure, and Section 7 and 7.0 as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G.


Item 9.01 Financial Statements and Exhibits

     c)   Exhibits

99.1 INVESTMENT RESEARCH GROUP (IRG) Mediscience AGREEMENT dated April 1, 2005 by and between the registrant and (IRG)

99.2   Press  Release  of the Company, dated  March 31, 2005


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2005             MEDISCIENCE TECHNOLOGY CORP.
                                       (Registrant)

                                  By:  /s/ Peter Katevatis
                                       -------------------
                                           Peter Katevatis
                                           Chairman and Chief Executive Officer

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